UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2013

MainStreet BankShares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	333-86993	54-1956616
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 Spruce Street, Martinsville, Virginia		24112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(276) 632-8054

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a joint meeting of the boards of directors on July 24, 2013, MainStreet BankShares, Inc. (“MainStreet”) and Franklin Community Bank, N.A. (“Franklin Community Bank”) each appointed Brenda H. Smith, age 53, as President and Chief Executive Officer effective immediately. In addition, MainStreet appointed Mrs. Smith to the board of directors of Franklin Community Bank. Mrs. Smith has served as Acting President/CEO of both entities since December 2012, upon the tragic death of former President and CEO, Larry A. Heaton. Brenda has been the Chief Financial Officer of MainStreet since its inception in 1999 and has twenty-five years of banking experience; therefore, she has been a named executive officer for reporting purposes.

At the same joint meeting on July 24, 2013, Franklin Community Bank appointed Todd S. Hammock, age 51, as Executive Vice President/Senior Lender effective immediately. In his new role, Mr. Hammock will be a named executive officer and has a current annual salary of $112,500. Todd participates in the company 401-K plan, group medical and life insurance, and other immaterial reimbursements applicable to his position. Mr. Hammock is currently a Vice President – Business Lending with Franklin Community Bank, having returned to the bank in October 2012. He was previously a Business Banker for Franklin Community Bank from September 2007 to October 2008. Prior to his current position, he was most recently the City President of SunTrust Bank in Martinsville after his promotion from Business Banking Relationship Manager. He was was employed by SunTrust from September 2011 to October 2012. Prior to his employment at SunTrust, Mr. Hammock was a Commercial Relationship Manager for American National Bank and Trust Company in the Martinsville office, where he was employed from October 2008 to September 2011. Collectively, Mr. Hammock has twenty years of previous commercial banking and retail banking experience.

MainStreet is the bank holding company for Franklin Community Bank.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished pursuant to Item 5.02 above.

Exhibit No.	Description
99.1	Press Release dated July 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2013	/s/ Joel R. Shepherd
Chairman of the Board

Date: July 25, 2013	/s/ Brenda H. Smith
Brenda H. Smith
President and CEO
Executive Vice President/CFO/
Corporate Secretary

Index to Exhibits

Number	Description of Exhibit

99.1	Press release dated July 24, 2013